Derivative instruments:	12 Months Ended
Dec. 31, 2018
Derivative instruments:
Derivative instruments:

3. Derivative instruments:

Our risk management and compliance committee provides general oversight over all risk management and compliance activities, including but not limited to, commodity trading, investment portfolio management and interest rate risk management. We use commodity trading derivatives to manage our exposure to fluctuations in the market price of natural gas. We do not apply hedge accounting for any of these derivatives, but apply regulatory accounting. Consistent with our rate-making, unrealized gains or losses on our natural gas swaps are reflected as regulatory assets or liabilities, as appropriate.

We are exposed to credit risk as a result of entering into these hedging arrangements. Credit risk is the potential loss resulting from a counterparty’s nonperformance under an agreement. We have established policies and procedures to manage credit risk through counterparty analysis, exposure calculation and monitoring, exposure limits, collateralization and certain other contractual provisions.

It is possible that volatility in commodity prices could cause us to have credit risk exposures with one or more counterparties. If such counterparties fail to perform their obligations, we could suffer a financial loss. However, as of December 31, 2018 all of the counterparties with transaction amounts outstanding under our hedging programs are rated investment grade by the major rating agencies or have provided a guaranty from one of their affiliates that is rated investment grade.

We have entered into International Swaps and Derivatives Association agreements with our natural gas hedge counterparties that mitigate credit exposure by creating contractual rights relating to creditworthiness, collateral, termination and netting (which, in certain cases, allows us to use the net value of affected transactions with the same counterparty in the event of default by the counterparty or early termination of the agreement).

Additionally, we have implemented procedures to monitor the creditworthiness of our counterparties and to evaluate nonperformance in valuing counterparty positions. We have contracted with a third party to assist in monitoring certain of our counterparties’ credit standing and condition. Net liability positions are generally not adjusted as we use derivative transactions as hedges and have the ability and intent to perform under each of our contracts. In the instance of net asset positions, we consider general market conditions and the observable financial health and outlook of specific counterparties, forward looking data such as credit default swaps, when available, and historical default probabilities from credit rating agencies in evaluating the potential impact of nonperformance risk to derivative positions.

The contractual agreements contain provisions that could require us or the counterparty to post collateral or credit support. The amount of collateral or credit support that could be required is calculated as the difference between the aggregate fair value of the hedges and pre-established credit thresholds. The credit thresholds are contingent upon each party’s credit ratings from the major credit rating agencies. The collateral and credit support requirements vary by contract and by counterparty.

Gas hedges. Under the natural gas swap arrangements, we pay the counterparty a fixed price for specified natural gas quantities and receive a payment for such quantities based on a market price index. These payment obligations are netted, such that if the market price index is lower than the fixed price, we will make a net payment, and if the market price index is higher than the fixed price, we will receive a net payment.

At December 31, 2018 and 2017, the estimated fair value of our natural gas contracts was a net liability of $13,154,000 and $6,328,000, respectively.

As of December 31, 2018 and 2017, neither we nor any counterparties were required to post credit support or collateral under the natural gas swap agreements. If the credit-risk-related contingent features underlying these agreements were triggered on December 31, 2018 due to our credit rating being downgraded below investment grade, we would have been required to post letters of credit of approximately $13,154,000 with our counterparties.

The following table reflects the volume activity of our natural gas derivatives as of December 31, 2018 that is expected to settle or mature each year:

Natural Gas
Swaps
Year	(MMBTUs)
(in millions)
2019	23.4
2020	22.1
2021	19.6
2022	12.6
2023	9.5
Total	87.2

The table below reflects the fair value of derivative instruments and their effect on our consolidated balance sheets at December 31, 2018 and 2017.

	Balance Sheet Location	Fair Value
		2018	2017
		(dollars in thousands)
Assets
Natural gas swaps	Other current assets	$226	412
Liabilities
Natural gas swaps	Other current liabilities	$2,066	$1,575
Natural gas swaps	Other deferred credits	$11,314	$5,165

The following table presents the realized gains and (losses) on derivative instruments recognized in margin for the years ended December 31, 2018, 2017 and 2016.

	Consolidated Statement of
	Revenues and Expenses
	Location	2018	2017	2016
		(dollars in thousands)

Natural Gas Swaps	Fuel	$6,088	$3,818	$2,445
Natural Gas Swaps	Fuel	(956)	(1,677)	(19,697)
Total		$5,132	$2,141	$(17,252)

The following table presents the unrealized (gains) and losses on derivative instruments deferred on the balance sheet at December 31, 2018 and 2017.

	Consolidated Balance
	Sheet Location
		2018	2017
		(dollars in thousands)
Natural Gas Swaps	Regulatory asset	$13,154	$6,328
Total		$13,154	$6,328